Exhibit 99.1

Contact: James O. Donnelly

President and Chief Executive Officer

Norwood Financial Corp

(570) 253-1455

FOR IMMEDIATE RELEASE

December 12, 2025

NORWOOD FINANCIAL CORP ANNOUNCES RECEIPT

OF REGULATORY APPROVALS FOR ACQUISITION

OF PB BANKSHARES, INC.

Honesdale, PA – Norwood Financial Corp (NASDAQ Global Market: NWFL), the holding company for Wayne Bank, announced that it has received final regulatory approvals for its proposed acquisition of PB Bankshares, Inc. (“PB Bankshares”) and its wholly owned subsidiary, Presence Bank. [PB Bankshares previously announced on December 11, 2025, that its shareholders approved its proposed merger with Norwood Financial Corp.] Subject to the satisfaction of customary closing conditions, Norwood anticipates closing the acquisition on or about January 5, 2026.

Jim Donnelly, President and Chief Executive Officer of Norwood Financial Corp commented “I am proud of the teams of both Presence Bank and Wayne Bank as they are busy working towards the closing of this merger. We expect this combination will allow us to offer expanded products and services to the communities in our market areas. We look forward to welcoming Presence Bank customers and employees, and PB Bankshares’ shareholders, as we work together to embody ‘Every Day Better’, creating value for all.”

About Norwood Financial Corp

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fifteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

About PB Bankshares, Inc.

PB Bankshares, is the parent company of Presence Bank. Presence Bank operates from four offices and two loan production offices in Chester, Lancaster and Dauphin Counties, Pennsylvania. PB Bankshares’ common stock is traded on the NASDAQ Capital Market under the trading symbol PBBK.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Norwood’s and PB Bankshares’ beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that may cause actual results or earnings to differ materially from such forward-looking statements include, among others, the following: the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the integration of PB Bankshares’s business and operations with those of Norwood may take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to PB Bankshares’s or Norwood’s existing businesses; the anticipated cost savings and other synergies of the merger may take longer to be realized or may not be achieved in their entirety, and attrition in key client, partner and other relationships relating to the merger may be greater than expected; the ability to achieve anticipated merger-related operational efficiencies; the ability to enhance revenue through increased market penetration, expanded lending capacity and product offerings; changes in monetary and fiscal policies of the Federal Reserve Board and the U. S. Government, particularly related to changes in interest rates; changes in general economic conditions, especially the effects of current fluctuations in tariff policies, impacts of workforce deportations, the proliferation of legal actions challenging government policies, and substantial reductions in force of government and non-government organization employees, all of which may put pressure on supply chains and exacerbate market volatility; occurrence of natural or man-made disasters or calamities, including health emergencies, the spread of infectious diseases, pandemics or outbreaks of hostilities, or the effects of climate change, and the ability of Norwood, PB Bankshares and their respective customers to deal effectively with disruptions caused by the foregoing; legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in our market area; increased competition from other banks and non-bank providers of financial services; technological changes and increased technology-related costs; and changes in accounting principles, or the application of generally accepted accounting principles. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood’s and PB Bankshares’ reports (such as the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood or PB Bankshares or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood and PB Bankshares do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made. We caution that the foregoing list of important factors that may affect future results is not exhaustive.